UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                    FORM 8-K


                                 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  MARCH 21, 1996




                       ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                         Commission File no. 2-92949-S
                   IRS Employer Identification no. 91-1238077

                               415 N. Quay St. #4
                              Kennewick  WA  99336
                    (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On MARCH 21, 1996, the Company issued a press release with summary financial performance figures for the year ending December 31, 1995. This press release is incorporated by reference and is attached hereto as Exhibit 99.4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

     Exhibit 99.4 -  Press release issued MARCH 21, 1996.


















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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

  TOM L. KIRCHNER

By: T.L. Kirchner
President
Date: MARCH 26, 1996